EMPLOYMENT AGREEMENT




         AGREEMENT, dated January 14, 2000, between Staten Island Savings Bank (the "Bank"), a federally chartered savings bank and a wholly owned subsidiary of Staten Island Bancorp, Inc. ("Bancorp"), and Ira Hoberman (the "Employee").

         WHEREAS, the Bank desires to obtain the services of the Employee, and the Employee desires to provide such services to the Bank, on the terms set forth in this Agreement;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


1.       Employment and Duties.
         ----------------------

                           (a)    The Bank hereby employs the Employee, and
the Employee accepts employment, to serve as an officer of the Bank, and to perform such duties as may reasonably be assigned to him from time to time by the Bank's Board of Directors. Initially, and for a period of not less than one year from the date hereof, the Employee shall serve as President of First State, which is a division of the Bank. Subsequent to such one-year period, the Employee shall continue to serve as President of the First State Division pursuant to the terms hereof for the remainder of the Term, as defined below; provided, however, that in the event that First State ceases to be a separate division of the Bank subsequent to the one-year anniversary hereof, then the Employee, if deemed appropriate by the Board of Directors of the Bank, shall serve as President of the Bank's Howell, New Jersey division. In the event that during the Term hereof the Employee is not serving as either the President of the First State Division or the President of the Howell, New Jersey division, the parties shall use their reasonable best efforts to mutually agree upon the Executive's corporate title. The Employee shall be based at First State's offices in Howell, New Jersey, or such other place as may be mutually agreed upon by the Bank and the Employee.

(b) The Employee hereby agrees to perform such duties, to fulfill such responsibilities and to serve the Bank faithfully, industriously and to the best of his ability, and to devote his best efforts and substantially all of his full working time and attention to performing his duties under this Agreement.



2.       Term.
         -----
                           This Agreement shall be effective as of January 14,
2000 and, subject to the provisions of Section 4 hereof, the Employee's employment hereunder shall continue until January 14, 2003 (such three-year period is hereinafter referred to as the "Term").

3.       Compensation: Expenses: Benefits
         --------------------------------

                           (a)    As compensation for his services hereunder
in whatever capacity rendered the Bank shall pay the employee a salary ("Salary"), payable monthly in advance or in more frequent installments and at such times during the month as is customary with respect to senior officers of the Bank, at an annual rate of $350,000. In addition, as of the date hereof, as a further inducement to the Employee to enter into this Agreement, the Bank has paid Employee a signing bonus of $175,000 (receipt of which is hereby acknowledged by the Employee). Such Salary shall continue to be paid and provided, regardless of any illness or incapacity of the Employee, until this Agreement is terminated. In addition to his base Salary, the Employee shall be entitled to receive such bonuses as may be determined from time to time by the Bank's Board of Directors.

                           (b)    The Employee shall be entitled to
participate in all employee benefit plans generally available from time to time, to the senior officers of the Bank (subject to the applicable provisions of such plans) including, but not limited to, Bancorp's 1998 Stock Option Plan, as amended and restated ("SOP"), and its 1998 Recognition and Retention Plan, as amended and restated ("RRP"), so long as such benefits comply with applicable law (including without limitation the Internal Revenue Code and ERISA). Service to First State Bancorp ("FSB") or First State Bank ("First State") by the
Employee prior to the date hereof shall be recognized as service to Bancorp or the Bank for purposes of eligibility to participate under the sick leave policies, paid vacation policies, and medical, long term disability and life insurance plans of Bancorp and the Bank. However, notwithstanding anything to the contrary herein, for purposes of determining eligibility to participate in and the vesting of benefits under Bancorp's Employee Stock Ownership Plan, 401(k) Plan and defined benefit plan, Bancorp shall not recognize years of service with FSB and First State and the Employee will be treated as a "new employee" of Bancorp and the Bank for purposes of determining eligibility and vesting under such plans. Employee acknowledges that, as of the date hereof, he has received options to acquire 25,000 shares of Bancorp common stock pursuant to the SOP (which shares have been registered under the Securities Act of 1933, as amended ("1933 Act"), pursuant to an effective registration statement on Form S-8) and plan share awards for 25,000 shares of Bancorp common stock pursuant to the RRP (which shares will not be deemed to be "restricted securities," as defined in Rule 144 of the rules and regulations under the 1933 Act).

                           (c)    The Employee shall be entitled to advances
or reimbursement for his ordinary and necessary business expenses incurred in the performance of his duties hereunder provided that his claims therefore shall be supported by the documentation required by the Bank in accordance with its usual practice. In addition, the Employee shall be entitled to receive an automobile allowance of $750 per month plus the use of a Bank credit card for the purchase of gasoline in accordance with the Bank's normal practice.

                           (d)   The Employee shall be entitled to four weeks
of paid vacation per year.

4.       Termination of Employment.
         --------------------------

                           If any of the following events occur before the
expiration of the Term, Employee's employment with the Bank shall terminate upon the occurrence of such event:

                           (a)    Employee's death, or any illness, disability
or other incapacity that renders Employee physically unable regularly to perform his duties hereunder for a period in excess of ninety (90) consecutive days or more than one hundred eighty (180) days in any consecutive twelve (12) month period.

                           (b)    Thirty (30) days after the Bank gives
written notice to Employee of his termination if said termination is without cause.

                           (c)    At any time, by written notice from the Bank
to Employee, if said termination is for cause. For purposes of this Section 4(C) and Section 4(b), "cause" is defined as (i) the material breach by Employee of any provision of this Agreement (which is not cured within thirty (30) days after written notice to the Employee thereof), (ii) Employee's conviction of a crime constituting a felony or involving moral turpitude, or (iii) an act by Employee of material dishonesty or fraud in connection with Employee's performance of his duties to the Bank.


5.       Severance.
         ----------

                           (a)    In the event Employee's employment is
terminated pursuant to Section 4(c) above, Employee shall not be entitled to any Salary or other severance benefits from the Bank other than those rights accorded him by law.

                           (b)    In the event Employee's employment is
terminated pursuant to Sections 4(a) or 4(b) above, Employee (or his estate or guardian) shall be entitled to the continued receipt of his Salary for the remainder of the Term paid as and when otherwise due. The Employee shall also be entitled to continued coverage under the Bank's group hospitalization and health insurance programs for the periods specified in COBRA upon payment by the Employee of the requisite amounts thereunder.

                           (c)    In the event Employee's employment is
terminated prior to January 14, 2005, the Bank shall ensure that the Employee continues to become fully vested in the stock options and Recognition and Retention Plan share awards granted as of the date hereof.


6.       Noncompetition.
         ---------------

                           (a)    At any time during the period of his
employment hereunder and for an additional period of two (2) years thereafter (such additional two-year period is hereinafter referred to as the "Non-Compete Period"), the Employee will not reveal, divulge or make known to any individual, partnership, joint venture, corporation or other business entity (other than the Bank or its affiliates) or use for the Employee's own account any customer lists, trade secrets, formulae or any secret or any confidential information of any kind ("Protected Information") used by the Bank or any of its commonly controlled affiliates in the conduct of the Bank's business and made known to the Employee by reason of the Employee's employment with the Bank or any of its affiliates (whether or not with the knowledge or permission of the Bank and whether or not developed, devised, or otherwise created in whole or in part by the efforts of the Employee); provided, that Protected Information shall not include information that shall become known to the public or the trade without violation of this
Section 6(a);  and provided,  further,  that the Employee shall not violate this
Section 6(a) if Protected Information is disclosed by the Employee at the direction of the Bank in connection with the performance of the Employee's duties or if the Employee is required to provide Protected Information in any legal proceeding or by order of any court.


                           (b)    During the period of his employment with the
Bank hereunder and during the Non-Compete Period, the Employee will not, directly or indirectly, engage in the business of, or own or control an interest in (except as a passive investor owning less than two percent (2%) of the equity securities of a publicly owned company), or act as director, officer or employee of, or consultant to, any individual, partnership, joint venture, corporation or other business entity known to the Employee to be directly or indirectly engaged in banking in any location within a 10 mile radius of any branch office of the Bank located in New Jersey. The time period during which the restrictions set forth in this paragraph apply shall be extended by the length of time during which the Employee violates these restrictions in any respect.

                           (c)    The Employee agrees that during the period
of his employment hereunder and during the Non-Compete Period, the Employee shall not knowingly employ or solicit, encourage or induce any person who at any time within one year prior to the Employee's termination of employment shall have been an employee of the Bank or any of its commonly controlled affiliates, to become employed by or associated with any individual, partnership, joint venture, corporation or other business entity other than the Bank, and the Employee shall not knowingly approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other individual, partnership, joint venture, corporation, or other business entity or knowingly assist any such individual, partnership, joint venture, corporation or other business entity in taking such action.

                           (d)    In consideration of his duties and
obligations hereunder, the Bank shall pay to the Employee the amount of $350,000 on the first day of the Non-Compete Period.


7.       Acknowledgements.
         -----------------

                           (a)    The Employee acknowledges that the
provisions of Section 6 above are reasonable and necessary for the protection of the Bank and that each provision, and the period or periods of time, geographic areas and types and scope of restrictions on the activities specified herein are, and are intended to be divisible. In the event that any provision of this Agreement, including any sentence, clause or part hereof, shall be deemed contrary to law or invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect and any invalid and unenforceable provisions shall be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable.

                           (b)    The Employee acknowledges that the Bank will
be irrevocably damaged if the covenants contained in Section 6 are not specifically enforced. Accordingly, the Employee agrees that, in addition to any other relief to which the Bank may be entitled the Bank shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction for the purposes of restraining the Employee from any actual or threatened breach of such covenants.


8.       Representations, Warranties, and Covenants of Employee.
         -------------------------------------------------------

                           The Employee represents, warrants, and covenants to
and with the Bank that (a) he is not and will not become a party to any agreement, contract or understanding, whether employment or otherwise, and that he is not subject to any order, judgment or decree of any court or governmental agency, which would, in any way, restrict or prohibit him from undertaking or performing his employment in accordance with the terms and conditions of this Agreement and (b) he is of sufficient physical and mental health to fulfill his duties, obligations, and responsibilities under the terms of this Agreement.




9.       Miscellaneous.
         --------------

                           (a)    Governing Law.  This Agreement shall be
                                  -------------
governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in that state.

                           (b)    Notices.  All notices, consents, and other
                                  --------
communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand (with receipt confirmed), (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express, or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier number set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

         If to the Employee:

         Ira Hoberman


         with a copy to:
         Lowenstein Sandler PC
         Attn:  Peter H. Ehrenberg, Esq.
         65 Livingston Avenue
         Roseland, New Jersey 07068

         Telecopier No. (973) 597-2351



         If to the Bank:


         Staten Island Savings Bank
         c/o Harry P. Doherty, Chairman
         and Chief Executive Officer
         15 Beach Street
         Staten Island, New York 10304

         Telecopier No.: (718) 727-3794


         with a copy to:

         Elias, Matz, Tiernan & Herrick, L.L.P.
         Attn: Raymond A. Tiernan, Esq.
         734 15th Street, NW
         12th Floor
         Washington, DC 20005

         Telecopier No.: (202) 347-2172


         (c) Entire Agreement; Amendment. This Agreement shall supersede all existing agreements between the Employee and the Bank relating to the terms of his employment. This Agreement may not be amended except by a written agreement signed by both parties.

         (d) Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         (e) Assignment. Subject to the limitations below, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors, and assigns. This Agreement shall not be assignable by the Employee, and shall be assignable by the Bank only to any corporation resulting from the reorganization, merger or consolidation of Bancorp or the Bank with any other corporation or any corporation to which Bancorp or the Bank may sell all or substantially all of its assets,



                  IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the day and year first above written.


                                        STATEN ISLAND SAVINGS BANK




                                        By:        Harry P. Doherty
                                                   ----------------
                                                   Harry P. Doherty
                                                   Chairman of the Board
                                                   and Chief Executive Officer





                                                   /s/Ira Hoberman
                                                   ---------------
                                                   Ira Hoberman